EXHIBIT 99.1

FOR IMMEDIATE RELEASE

For more information, please contact:

Sonus Investor Relations:	Sonus Media Relations:
Karin Cellupica	Lucy Millington
978-614-8615	978-614-8240
kcellupica@sonusnet.com	lmillington@sonusnet.com

SONUS NETWORKS REPORTS THIRD QUARTER

2008 FINANCIAL RESULTS

Revenue:	$62.2 million, down 18% from Q3 2007
Net loss:	$19.6 million (GAAP); $1.9 million (non-GAAP)
Cash and investments:	$404.7 million at the end of Q3 2008

WESTFORD, Mass., November 6, 2008 – Sonus Networks, Inc. (Nasdaq: SONS), a market leader in IP communications infrastructure, today reported financial results for the third quarter ended September 30, 2008.

Revenue from continuing operations for the third quarter of fiscal 2008 was $62.2 million, compared to $87.8 million in the second quarter of fiscal 2008 and $75.8 million for the third quarter of fiscal 2007, a decrease of 18% year over year.  The Company’s loss from continuing operations on a GAAP basis was $19.0 million, or $0.07 per share, for the third quarter of 2008, compared to GAAP income from continuing operations of $3.5 million, or $0.01 per diluted share, for the second quarter of 2008, and a GAAP loss from continuing operations of $26.6 million, or $0.10 per share, for the third quarter of 2007.

Revenue from continuing operations for the first nine months of fiscal 2008 was $223.6 million, compared to $222.3 million in the first nine months of fiscal 2007, an increase of $1.3 million year over year.  The Company’s loss from continuing operations on a GAAP basis was $14.6 million, or $0.05 per share, compared to a GAAP loss from continuing operations of $37.3 million, or $0.14 per share, for the first nine months of fiscal 2007.

“We had a challenging quarter, and are disappointed with our results,” said Richard Nottenburg, president and CEO of Sonus Networks. “We experienced a downturn during September that impacted our revenue and earnings performance. We have maintained a strong cash position and a stable financial platform which allow us to focus on managing the business through the current economic climate.”

Business Update:

Zynetix: In the third quarter of 2008, the Company committed to a plan to sell its Zynetix subsidiary and is currently in negotiations regarding the sale of the subsidiary.  The Company will continue to own and sell the Sonus mobilEdgeTM wireless solution.  In reporting the Company’s third quarter results, the Zynetix business has been reclassified and reported as discontinued operations in the statements of operations for all periods presented.

Third Quarter Customer Highlights

Telenet: Telenet, a leading provider of media and telecommunications services and the largest cable operator in Belgium, will use Sonus technology to offer businesses across the country secure and reliable access to next generation IP voice services.  Telenet will extend the services of its broadband network to provide Belgian enterprises with a new and cost- effective option to receive their office telephone services.

Interoute: Interoute is working with Sonus to increase the capacity of Interoute’s Virtual Voice Network in Western Europe, Eastern Europe, the Middle East and the United States.  Interoute has implemented Sonus’ IMS-compliant technology in over eight European countries and has recently deployed the technology in New York, with further expansion plans underway for 2009.

Conference Call Details:

Sonus Networks will host a conference call for analysts and investors to discuss its third quarter 2008 results today at 8.00 a.m. ET.

To listen via telephone:

Dial-in number: 800-763-5654
International Callers: +1 212-231-2901

To listen via the Internet:

Sonus will host a live webcast of the conference call.  To access the webcast, visit www.sonusnet.com, Corporate, Investor Relations.

Sonus believes that the presentation of non-GAAP financial information, when shown in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations.  The Company’s results include stock-based compensation and related expenses, amortization of intangible assets, the reduction of a loss contingency related to an employment tax audit, 409A excise tax adjustments, the earnout settlement related to the acquisition of Zynetix, stock option review costs, litigation settlements and the results of discontinued operations.  The amount of each item included in our financial statements and not separately reported is available in the “Supplemental Information” schedule attached.  On a pre-tax basis, with the exception of discontinued operations which is presented net of tax, these amounts totaled $26.1 million of expense in the third quarter of 2008, $8.6 million in the second quarter of 2008 and $51.2 million in the third quarter of 2007.  Excluding these items, the non-GAAP net loss for the third quarter of 2008 was $1.9 million, or $0.01 per share, compared to non-GAAP net income of $6.1 million, or $0.02 per diluted share for the second quarter of 2008 and non-GAAP net income of $5.3 million, or $0.02 per diluted share, for the third quarter of 2007.

-ends-

About Sonus Networks

Sonus Networks, Inc. is a market leader in IP communications infrastructure for wireline and wireless service providers. With its comprehensive IP Multimedia Subsystem (IMS) solution, Sonus addresses the full range of carrier applications, including residential and business voice services, wireless voice and multimedia, trunking and tandem switching, carrier interconnection and enhanced services. Sonus’ voice infrastructure solutions are deployed in service provider networks worldwide. Founded in 1997, Sonus is headquartered in Westford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

This release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and all subsequent Quarterly Reports on Form 10-Q. Risk factors include among others: the impact of material weaknesses in our disclosure controls and procedures and our internal control over financial reporting on our ability to report our financial results timely and accurately; the unpredictability of our quarterly financial results; risks and uncertainties associated with the Company’s restatement of its historical stock option granting practices and accounting including regulatory actions; actions that may be taken by significant shareholders; risks associated with our international expansion; and the impact the current global financial market conditions may have on the telecommunications industry. Any forward-looking statements represent Sonus’ views only as of today and should not be relied upon as representing Sonus’ views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so, except as required by law.

Sonus is a registered trademark of Sonus Networks, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended
	September 30,	June 30,	September 30,
	2008	2008	2007
Revenue:
Product	$36,710	$62,329	$54,485
Service	25,474	25,461	21,285
Total revenue	62,184	87,790	75,770

Cost of revenue:
Product	11,600	18,319	21,126
Service	11,396	11,251	9,279
Total cost of revenue	22,996	29,570	30,405

Gross profit	39,188	58,220	45,365

Gross profit %
Product	68.4%	70.6%	61.2%
Service	55.3%	55.8%	56.4%
Total gross profit %	63.0%	66.3%	59.9%

Operating expenses:
Research and development	17,885	18,231	21,008
Sales and marketing	17,169	19,088	19,330
General and administrative	21,507	12,983	14,118
Litigation settlements	19,100	—	40,000
Total operating expenses	75,661	50,302	94,456

Income (loss) from operations	(36,473)	7,918	(49,091)
Interest expense	(204)	(32)	(40)
Interest income	2,897	3,234	4,478
Other income	2	6	2,024

Income (loss) from continuing operations before income taxes	(33,778)	11,126	(42,629)
Income tax benefit (provision)	14,759	(7,651)	16,003
Income (loss) from continuing operations	(19,019)	3,475	(26,626)
Loss from discontinued operations, net of tax	(563)	(3,349)	(146)
Net income (loss)	$(19,582)	$126	$(26,772)

Net income (loss) per share:
Basic
Income (loss) from continuing operations	$(0.07)	$0.01	$(0.10)
Loss from discontinued operations	—	(0.01)	—
Net income (loss)	$(0.07)	$0.00	$(0.10)

Diluted
Income (loss) from continuing operations	$(0.07)	$0.01	$(0.10)
Loss from discontinued operations	—	(0.01)	—
Net income (loss)	$(0.07)	$0.00	$(0.10)

Shares used in computing net income (loss) per share:
Basic	271,619	271,150	262,913
Diluted	271,619	273,710	262,913

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Nine months ended
	September 30,
	2008	2007
Revenue:
Product	$149,745	$158,283
Service	73,856	64,037
Total revenue	223,601	222,320

Cost of revenue:
Product	46,563	61,661
Service	33,681	27,421
Total cost of revenue	80,244	89,082

Gross profit	143,357	133,238

Gross profit %
Product	68.9%	61.0%
Service	54.4%	57.2%
Total gross profit %	64.1%	59.9%

Operating expenses:
Research and development	56,443	61,826
Sales and marketing	54,762	63,444
General and administrative	44,430	42,316
Litigation settlements	19,100	40,000
Total operating expenses	174,735	207,586

Loss from operations	(31,378)	(74,348)
Interest expense	(257)	(120)
Interest income	10,097	13,622
Other income	387	1,088

Loss from continuing operations before income taxes	(21,151)	(59,758)
Income tax benefit	6,569	22,508
Loss from continuing operations	(14,582)	(37,250)
Loss from discontinued operations, net of tax	(4,308)	(476)
Net loss	$(18,890)	$(37,726)

Net loss per share:
Basic
Loss from continuing operations	$(0.05)	$(0.14)
Loss from discontinued operations	(0.02)	—
Net loss	$(0.07)	$(0.14)

Diluted
Loss from continuing operations	$(0.05)	$(0.14)
Loss from discontinued operations	(0.02)	—
Net loss	$(0.07)	$(0.14)

Shares used in computing net loss per share:
Basic	271,121	260,834
Diluted	271,121	260,834

SONUS NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	December 31,
	2008	2007
Assets
Current assets:
Cash and cash equivalents	$113,132	$118,933
Marketable securities	204,600	207,088
Accounts receivable, net	42,781	84,951
Inventory, net	49,109	45,560
Deferred income taxes	22,845	30,683
Litigation settlement escrow	—	25,000
Insurance receivable - litigation settlement	—	15,328
Other current assets	20,425	18,842
Total current assets	452,892	546,385

Property and equipment, net	18,023	18,459
Intangible assets, net	3,784	2,607
Goodwill	6,247	8,397
Investments	86,986	66,568
Deferred income taxes	64,075	49,296
Other assets	6,793	2,338
	$638,800	$694,050

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$14,937	$17,379
Accrued expenses	26,860	39,980
Accrued litigation settlements	9,600	40,000
Current portion of deferred revenue	73,295	82,743
Current portion of long-term liabilities	946	1,079
Total current liabilities	125,638	181,181

Deferred revenue	15,229	16,462
Deferred income taxes	259	760
Long-term liabilities	2,240	2,061
Total liabilities	143,366	200,464

Commitments and contingencies

Stockholders equity:
Common stock	275	273
Additional paid-in capital	1,264,746	1,244,232
Accumulated deficit	(770,810)	(751,920)
Accumulated other comprehensive income	1,490	1,268
Treasury stock	(267)	(267)
Total stockholders’ equity	495,434	493,586
	$638,800	$694,050

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine months ended
	September 30,
	2008	2007
Cash flows from operating activities:
Net loss	$(18,890)	$(37,726)
Adjustments to reconcile net loss to cash flows provided by operating activities:
Depreciation and amortization of property and equipment	9,273	9,994
Amortization of intangible assets	852	284
Stock-based compensation	17,688	35,115
Impairment of intangible assets and goodwill	3,630	—
Deferred income taxes	(7,100)	(17,152)
Decrease in fair value of modified stock options held by former employees	—	(1,088)
Loss on disposal of property and equipment	157	12
Changes in operating assets and liabilities:
Accounts receivable	42,631	(1,512)
Inventory	(7,828)	(8,991)
Insurance receivable - litigation settlement	15,328	—
Other operating assets	3,189	(3,620)
Accounts payable	(4,107)	1,869
Accrued expenses, deferred rent and accrued restructuring expenses	(16,016)	(12,565)
Litigation settlement liability	(30,400)	40,000
Deferred revenue	(11,350)	(2,253)
Net cash provided by (used in) operating activities	(2,943)	2,367

Cash flows from investing activities:
Purchases of property and equipment	(6,968)	(8,955)
Business acquisitions, net of cash acquired	(4,909)	(8,825)
Purchases of available-for-sale marketable securities	(156,866)	(67,958)
Sale/maturities of available-for-sale marketable securities	133,825	70,358
Purchases of held-to-maturity marketable securities	(123,851)	(249,126)
Maturities of held-to-maturity marketable securities	128,215	277,704
Decrease in litigation settlement escrow	25,000	—
Decrease in restricted cash	—	261
Net cash provided by (used in) investing activities	(5,554)	13,459

Cash flows from financing activities:
Sale of common stock in connection with employee stock purchase plan	3,756	5,613
Proceeds from exercise of stock options	425	26,183
Repayment of notes payable to Zynetix Limited former shareholders	—	(335)
Payment of tax withholding obligations related to net share settlements of restricted stock awards	(1,236)	(399)
Principal payments of capital lease obligations	(166)	(148)
Net cash provided by financing activities	2,779	30,914

Effect of exchange rate changes on cash and cash equivalents	(83)	999

Net increase (decrease) in cash and cash equivalents	(5,801)	47,739
Cash and cash equivalents, beginning of period	118,933	44,206
Cash and cash equivalents, end of period	$113,132	$91,945

SONUS NETWORKS, INC.

Supplemental Information

(In thousands)

(unaudited)

The following tables provide the details of stock-based compensation, stock option review costs, amortization of intangible assets, a change in estimate of a loss contingency related to an employment tax audit, 409A excise tax adjustments, the Zynetix earnout settlement and stock-based compensation-related expense included in the Company's Condensed Consolidated Statements of Operations and the line items in which these amounts are reported.  Additional information regarding these items is available in the Investor Relations section of our Corporate page at http://www.sonusnet.com.  The information contained on our website or that can be accessed through our website should not be considered to be part of, or incorporated into, this press release.

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2008	2008	2007	2008	2007
Stock-based compensation
Cost of revenue - product	$152	$165	$306	$503	$584
Cost of revenue - service	426	454	1,265	2,028	2,870
Cost of revenue	578	619	1,571	2,531	3,454

Research and development expense	1,018	1,369	4,064	6,050	13,743
Sales and marketing expense	636	1,006	3,476	3,518	12,688
General and administrative expense	2,223	1,934	2,450	5,449	5,141
Operating expense	3,877	4,309	9,990	15,017	31,572

Total stock-based compensation	$4,455	$4,928	$11,561	$17,548	$35,026

Stock option review costs
General and administrative expense	$—	$—	$1,078	$—	$9,101

Amortization of intangible assets
Cost of revenue - product	$263	$261	$49	$573	$98
Sales and marketing expense	55	62	—	117	—
Total amortization of intangible assets	$318	$323	$49	$690	$98

Change in estimate - reduction of loss contingency related to employment tax audit (1)
Cost of revenue - product	$—	$—	$—	$(7)	$—

Research and development expense	—	—	—	(51)	—
Sales and marketing expense	—	—	—	(96)	—
General and administrative expense	—	—	—	(387)	—
Operating expense	—	—	—	(534)	—

Other income (expense)	—	—	—	379	—

Total change in estimate - reduction of loss contingency related to employment tax audit	$—	$—	$—	$(920)	$—

409A excise tax adjustments (2)
Cost of revenue - product	$—	$—	$29	$—	$29

Research and development expense	—	—	242	—	242
Sales and marketing expense	—	—	92	—	92
General and administrative expense	—	—	12	—	12
Operating expense	—	—	346	—	346

Total 409A excise tax adjustments	$—	$—	$375	$—	$375

Earnout settlement - Zynetix (3)
General and administrative expense	$1,685	$—	$—	$1,685	$—

Stock-based compensation-related expense (4)
Other income (expense), net	$—	$—	$2,024	$—	$1,088

(1)

Change in estimate resulting in a reduction of the loss contingency related to the settlement of an employment tax audit by the Internal Revenue Service that had resulted from the stock option review and subsequent restatement.

(2)	Expense for reimbursing former employees the 409A tax on remeasured options and the income tax related to this reimbursement.
(3)	Expense for the settlement of the earnout agreement with the former owners of Zynetix.
(4)

Expense for stock options modified and subsequently treated as derivative instruments, which are marked to market at each interim reporting date, resulting from the stock option review and subsequent restatement.